Exhibit 10.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of November 1, 2014, is entered into by and among Publicis Groupe S.A., a French société anonyme (“Parent”), 1926 Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and each of the persons set forth on Schedule A hereto (each, a “Stockholder”).  All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock and Company Stock Options, in each case set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A next to the Stockholder’s name, together with any shares of Company Common Stock that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by any Stockholder prior to the occurrence of the Termination Date (as defined below) under this Agreement with respect to such Stockholder, including any shares of Company Common Stock acquired or otherwise beneficially owned by such Stockholder upon the exercise of Company Stock Options after the date hereof (collectively “After-Acquired Shares”), being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Merger Sub and Sapient Corporation, a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended pursuant to the terms thereof, the “Merger Agreement”), which provides, among other things, for Merger Sub to commence an offer to purchase all the outstanding shares of Company Common Stock and for the Merger of the Company and Merger Sub, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent and Merger Sub to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to the Subject Shares and Company Stock Options of such Stockholder, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO TENDER AND VOTE

1.1.  Agreement to Tender.  Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances except for Permitted Encumbrances (as defined below).  Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than five (5) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or in the case of any After-Acquired Shares directly or indirectly acquired subsequent to such fifth (5th) Business Day, no later than two (2) Business Days after such acquisition), each Stockholder shall deliver pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares that are certificated or, in the case of a book-entry share of any uncertificated Subject Shares, written instructions to such Stockholder’s broker, dealer or other nominee that such Subject Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), and (c) all other documents or instruments required to be delivered by other Company stockholders pursuant to the terms of the Offer (it being understood that this sentence shall not apply to Company Stock Options that are not exercised during the term of this Agreement).  Each Stockholder agrees that, once any of such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement shall have terminated with respect to such Stockholder in accordance with Section 5.2.

1.2.  Agreement to Vote.  Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, until the Termination Date with respect to such Stockholder, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) against any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement or (B) result in any of the conditions set forth in Article VII or Exhibit A of the Merger Agreement not being satisfied in a timely manner; and (ii) against any Company Takeover Proposal and against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Offer and the Merger); (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, Intellectual Property) of the Company or any reorganization, recapitalization or liquidation of the Company, in each case to the extent not expressly permitted by the Merger Agreement; or (z) any change in the present capitalization of the Company or any amendment or other change to the Company’s Certificate of Incorporation or Bylaws in each case not permitted by the Merger Agreement. Subject to the proxy granted under Section 1.3 below, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

1.3.  Irrevocable Proxy.  Solely with respect to the matters described in Section 1.2, for so long as the Termination Date has not occurred with respect to such Stockholder, each Stockholder hereby irrevocably appoints Parent as its attorney and proxy with full power of substitution and resubstitution, to the full extent of such Stockholders’ voting rights with respect to all such Stockholders’ Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Corporation Law) to vote, and to execute written consents with respect to, all such Stockholders’ Subject Shares solely on the matters described in Section 1.2, and in accordance therewith.  Each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein.  Such proxy shall automatically terminate upon the occurrence of the Termination Date with respect to such Stockholder.  Parent may terminate this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Merger Sub as to such Stockholder on a several basis, that:

2.1.  Authorization; Binding Agreement.  If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder.  This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law). If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, is enforceable against such Stockholder’s spouse in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

2.2.  Non-Contravention.  Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its Subject Shares or Company Stock Options  is  bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any asset of such Stockholder (other than one created by Parent or Merger Sub or otherwise pursuant to this Agreement), or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or by which any of its Subject Shares or Company Stock Options  are bound.

2.3.  Ownership of Subject Shares; Total Shares.  Such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all such Stockholder’s Subject Shares and Company Stock Options and has good and marketable title to all such Subject Shares and Company Stock Options free and clear of any liens, claims, proxies, voting trusts or agreements, options or rights, understandings or arrangements inconsistent with this Agreement or the transactions contemplated hereby, or any other material encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares and Company Stock Options  (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law (collectively, “Permitted Encumbrances”); provided that the Subject Shares held by each Stockholder that is a trust are owned beneficially by the beneficiary of such trust.  The shares of Company Common Stock and Company Stock Options listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Company Common Stock  and Company Stock Options beneficially owned by such Stockholder as of the date hereof.

2.4.  Voting Power.  Such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares.  None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5.  Reliance.  Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6.  Absence of Litigation.  With respect to such Stockholder, as of the date hereof, there is no Proceeding pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including any shares of Company Common Stock or Company Stock Options beneficially owned by such Stockholder) before or by any Governmental Entity that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7.  Brokers.  No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Parent, Merger Sub or Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Stockholders that:

3.1.  Organization and Qualification.  Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization.  All of the issued and outstanding capital stock of Merger Sub is owned directly or indirectly by Parent.

3.2.  Authority for this Agreement.  Each of Parent and Merger Sub has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Parent and Merger Sub have been duly and validly authorized by all necessary entity action on the part of each of Parent and Merger Sub, and no other entity proceedings on the part of Parent and Merger Sub are necessary to authorize this Agreement.  This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the Termination Date occurs with respect to such Stockholder:

4.1.  No Transfer; No Inconsistent Arrangements.  Except as provided hereunder, from and after the date hereof and until the Termination Date has occurred with respect to such Stockholder, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of such Stockholder’s Subject Shares or Company Stock Options , (b) transfer, sell, assign, gift, hedge (except for personal financial and estate planning arrangements entered into in the ordinary course and not in frustration of this Agreement), pledge or otherwise dispose of (including, for the avoidance of doubt, by depositing, submitting or otherwise tendering any such Subject Shares into any tender or exchange offer), or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares or Company Stock Options , or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or Company Stock Options or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares or Company Stock Options except any revocable proxy or power-of-attorney granted in favor of its investment manager on terms not inconsistent with the terms of this Agreement and the transactions contemplated hereby, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect.  Any action taken in violation of the foregoing sentence shall be null and void ab initio.  Notwithstanding the foregoing, any Stockholder may Transfer Subject Shares or Company Stock Options (i) to any member of such Stockholder’s immediate family, (ii) to a charitable organization, (iii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family or (iv) by will or under the laws of intestacy upon the death of such Stockholder; provided, that a transfer referred to in clause (i) through (iv) of this sentence shall be permitted only if all of the representations and warranties in this Agreement with respect to such Stockholder would be true and correct upon such transfer and the transferee agrees in writing, in a manner reasonably acceptable to Parent, to accept such Subject Shares or Company Stock Options subject to the terms of this Agreement and to be bound by the terms of this Agreement and to agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement.  If any involuntary Transfer of any of such Stockholder’s Subject Shares or Company Stock Options in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares and Company Stock Options subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.  Notwithstanding the foregoing, such Stockholder may make Transfers of its Subject Shares or Company Stock Options as Parent may agree in writing in its sole discretion.

4.2.  No Exercise of Appraisal Rights.  Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise in connection with the Merger.

4.3.  Documentation and Information.  Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent).  Such Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC or other Governmental Entity or applicable securities exchange, to the extent Parent determines such filing is required by applicable Law or regulation, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary or advisable in connection with the Offer, the Merger and any other transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and Company Stock Options, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange.  Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4.  Adjustments.  In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares or Company Stock Options, the terms of this Agreement shall apply to the resulting securities.

4.5.  Waiver of Certain Actions.  Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the Merger Closing) or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

4.6.  No Solicitation.  Subject to Section 5.15, each Stockholder shall not, and shall use its reasonable best efforts to cause its Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the submission or public announcement of any proposal or offer that constitutes any Company Takeover Proposal, (ii) furnish to any Person (other than Parent) any information with respect to or in connection with, or take any other action intended to facilitate the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Company Takeover Proposal, or (iii) resolve or agree to do any of the foregoing.  Each Stockholder shall and shall direct and use its reasonable best efforts to cause its Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Person or groups that may be ongoing with respect to any Company Takeover Proposal or potential Company Takeover Proposal as of the date hereof.

ARTICLE V
MISCELLANEOUS

5.1.  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) upon receipt, if delivered personally, (b) two (2) Business Days after deposit in the mail, if sent by registered or certified mail, (c) on the next Business Day after deposit with an overnight courier, if sent by overnight courier, (d) upon transmission and confirmation of receipt, if sent by facsimile prior to 6:00 p.m., local time, in the place of receipt, or (e) on the next Business Day following transmission and confirmation of receipt, if sent by facsimile after 6:00 p.m., local time, in the place of receipt; provided that the notice or other communication is sent to the address, facsimile number or email address set forth (i) if to Parent or Merger Sub, to the address or facsimile number set forth in Section 9.02 of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address or facsimile number set forth on a signature page hereto, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.

5.2.  Termination.  This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the prior written consent of such Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in a decrease in the Offer Price (as defined in the Merger Agreement on the date hereof), or (d) the mutual written consent of Parent and such Stockholder (the date of termination with respect to any Stockholder being referred to herein as the “Termination Date”).  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement.

5.3.  Amendments and Waivers.  Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4.  Expenses.  All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5.  Entire Agreement; Assignment.  This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.  This Agreement shall not be assigned by any party (including by operation of law, by merger or otherwise) without the prior written consent of the other parties; provided, that Parent or Merger Sub may assign any of their respective rights and obligations to any direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub, as the case may be, of its obligations hereunder.

5.6.  Enforcement of the Agreement.  The parties agree that irreparable damage would occur in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions.  It is accordingly agreed that Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.  Any and all remedies herein expressly conferred upon Parent and Merger Sub will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent or Merger Sub, and the exercise by Parent or Merger Sub of any one remedy will not preclude the exercise of any other remedy.

5.7.  Jurisdiction; Waiver of Jury Trial.

(a)       Each Stockholder (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court.  Each Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in the chancery courts of the State of Delaware or in any Federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum.  Each Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 5.1 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b)       EACH STOCKHOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT.  EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR MERGER SUB HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR MERGER SUB WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.8.  Governing Law.  This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

5.9.  Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.10.    Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

5.11.    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

5.12.    Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.  This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

5.13.    Interpretation.  The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified.  Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”  The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa.  The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement.  Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

5.14.    Further Assurances.  Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform its obligations under this Agreement.

5.15.    Capacity as Stockholder.  Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company.  Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

5.16.    Stockholder Obligation Several and Not Joint.  The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

The parties are executing this Agreement on the date set forth in the introductory clause.

PUBLICIS GROUPE S.A.

By:	/s/ Maurice Lévy
Name: Maurice Lévy
Title: Chairman & Chief Executive Officer

1926 MERGER SUB INC.

By:	/s/ Anne-Gabrielle Heilbronner Lahoud
Name: Anne-Gabrielle Heilbronner Lahoud
Title: President, Treasurer and Secretary

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

Alan J. Herrick

By:	/s/ Alan J. Herrick

Name: Alan J. Herrick

STOCKHOLDER

Jerry Greenberg

By:	/s/ Jerry Greenberg

Name: Jerry Greenberg

Adi K. Greenberg

By:	/s/ Adi K. Greenberg
Name: Adi K. Greenberg

STOCKHOLDER

THE JERRY A. GREENBERG REMAINDER TRUST – 1996

By:	/s/ Samuel C. Sichkco
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

STOCKHOLDER

THE JERRY A. GREENBERG FAMILY TRUST – 2004

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

STOCKHOLDER

THE JERRY A. GREENBERG 5 YEAR GRAT – 2010

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE JERRY A. GREENBERG 5-YEAR GRAT – 2011

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE JERRY A. GREENBERG FAMILY TRUST – 2011

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE JERRY A. GREENBERG GRAT – 2014

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE J. STUART MOORE REMAINDER TRUST – 1996

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE J. STUART MOORE IRREVOCABLE TRUST – 1996

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE J. STUART MOORE IRREVOCABLE TRUST – 2011

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE J. STUART MOORE 2-YEAR GRAT

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE J. STUART MOORE 2-YEAR GRAT II

By:	/s/ Samuel C. Sichko
Name: Samuel C. Sichko
Title: Trustee
Address:

Facsimile:

[Signature Page to Tender and Support Agreement]